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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 30, 1999



                         SOUTHERN MINERAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


               NEVADA                      0-8043              36-2068676
    (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)              File Number)        Identification No.)


     1201 Louisiana Street, Suite 3350                           77002-5609
            Houston, Texas                                       (Zip Code)
 (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (713) 658-9444

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 30, 1999, the Registrant sold its Brushy Creek Field interest to ANR Production Company for $15.2 million in cash.

         The foregoing summary is qualified in its entirety by (i) the terms and conditions of the sale of the Registrant's Brushy Creek Field interests to ANR Production Company as more fully described in the Purchase and Sale Agreement, dated July 9, 1999, by and between the Registrant and ANR Production Company, copy of which is included as Exhibit 10.34 to the Registrant's Form S-4 (Commission File No. 333-83345) and is incorporated herein by this reference and
(ii) the Registrant's press release, dated August 2, 1999, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 5.  OTHER EVENTS.

         On August 4, 1999, the Registrant's securities were delisted from The Nasdaq Stock Market's National Market. The Registrant's Common Stock will be quoted and traded on the OTC Bulletin Board.

         The foregoing summary is qualified in its entirety by the Registrant's press release, dated August 5, 1999, a copy of which is included as Exhibit 99.2 to this Current report on Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Acquired Business.  Not applicable.

(b) Pro Forma Financial Information. The pro forma financial statements required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed.

(c)      Exhibits.

2.1 Purchase and Sale Agreement, dated July 9, 1999, by and between the Registrant and ANR Production Company (incorporated by reference to
         Exhibit 10.34 to Form S-4 (Commission File No. 333-83345)).

99.1     Press Release, dated August 2, 1999.

99.2     Press Release, dated August 5, 1999.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHERN MINERAL CORPORATION



Date: August 16, 1999             By: /s/ MICHAEL E. LUTTRELL
                                      -------------------------------
                                      Michael E. Luttrell
                                      Vice President-Finance and
                                      Chief Financial Officer
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
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 2.1  Purchase and Sale Agreement, dated July 9, 1999, by and between the
      Registrant and ANR Production Company (incorporated by reference to
      Exhibit 10.34 to Form S-4 (Commission File No. 333-83345)).

99.1  Press Release, dated August 2, 1999.

99.2  Press Release, dated August 5, 1999.